Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2014	Dec. 31, 2013
Income Tax Disclosure [Abstract]
Income Taxes

7. Income Taxes

Our effective tax rates for the nine months ended September 30, 2014 and 2013 were 46% and 5%, respectively. The increase in the effective tax rate for the nine months ended September 30, 2014 as compared to the same period in 2013 was primarily due to the impairment of nondeductible goodwill in the prior year, the amount of current year losses for which no tax benefit can be recognized relative to the amount of pre-tax income and the impact of other discrete items, partially offset by the increase in forecasted earnings in lower tax jurisdictions.

The differences between our effective tax rates and the U.S. federal statutory income tax rate primarily result from our geographic mix of taxable income in various tax jurisdictions as well as the discrete tax items referenced above.

We recognize liabilities when we believe that an uncertain tax position may not be fully sustained upon examination by the tax authorities. This requires significant judgment, the use of estimates, and the interpretation and application of complex tax laws. When facts and circumstances change, we reassess these probabilities and record any changes in the consolidated financial statements as appropriate. Our net unrecognized tax benefits, excluding interest and penalties, included in our consolidated balance sheets, were $69 million and $61 million as of September 30, 2014 and December 31, 2013, respectively.

Tax Receivable Agreement

Immediately prior to the closing of our initial public offering, we entered into an income tax receivable agreement (“TRA”) that provides those stockholders and equity award holders that were our stockholders and equity award holders, respectively, immediately prior to the closing of our initial public offering (collectively, the “Existing Stockholders”) the right to receive future payments from us of 85% of the amount of cash savings, if any, in U.S. federal income tax that we and our subsidiaries realize as a result of the utilization of certain tax assets attributable to periods prior to our initial public offering, including federal net operating losses, capital losses and the ability to realize tax amortization of certain intangible assets (collectively, the “Pre-IPO Tax Assets”). We recognized an initial liability of $321 million after considering the valuation allowance of $66 million recorded against the Pre-IPO Tax Assets. The TRA liability was recorded as a reduction to additional paid-in capital and an increase to other noncurrent liabilities. No payments have been made under the TRA during the nine months ended September 30, 2014 and we do not expect material payments to occur prior to 2016. Any payments made under the TRA will be classified as a financing activity in our statement of cash flows.

10. Income Taxes

The components of pre-tax income, generally based on the jurisdiction of the legal entity, were as follows:

	Year Ended December 31,
	2013	2012	2011
	(Amounts in thousands)
Components of pre-tax income
Domestic	$(185,391)	$(1,077,917)	$(42,530)
Foreign	80,907	261,120	21,042

	$(104,484)	$(816,797)	$(21,488)

The Company’s domestic pre-tax loss of $1,078 million in 2012 was due to the pre-tax impact of the litigation settlement with AMR (see Note 20, Commitments and Contingencies), impairment charges (see Note 7, Goodwill and Intangible Assets) and the write-off of intercompany debt. The Company’s foreign pre-tax income of $261 million in 2012 was driven by the pre-tax impact of cancellation of intercompany debt income, partially offset by impairment charges.

The provision for income taxes relating to continuing operations consists of the following:

	Year Ended December 31,
	2013	2012	2011
	(Amounts in thousands)
Current portion:
Federal	$19,822	$7,383	$1,812
State and Local	10,902	6,757	2,772
Non U.S.	19,937	23,062	18,813
Total current	50,661	37,202	23,397
Deferred portion:
Federal	(62,557)	(224,424)	30,780
State and Local	(2,772)	(10,364)	889
Non U.S.	639	2,515	2,740

Total deferred	(64,690)	(232,273)	34,409
Total (benefit) provision for income taxes	$(14,029)	$(195,071)	$57,806

The provision for income taxes relating to continuing operations differs from amounts computed at the statutory federal income tax rate as follows:

	Year Ended December 31,
	2013	2012	2011
	(Amounts in thousands)
Income tax provision at statutory federal income tax rate	$(36,569)	$(285,879)	$(7,521)
State income taxes, net of federal benefit	5,340	(246)	2,445
Impact of non U.S. taxing jurisdictions, net	5,565	(119)	(2,690)
Goodwill impairment	33,454	28,630	64,203
Impact of sale of business	(11,798)	(15,209)	—
Write off of Intercompany Debt	—	(16,315)	—
Tax loss attributable to non controlling interest	—	19,694	2,570
Excise tax penalties	4,333	—	—
Valuation allowance	(16,010)	72,261	—
Other, net	1,656	2,112	(1,201)

Total (benefit) provision for income taxes	$(14,029)	$(195,071)	$57,806

The components of our deferred tax assets and liabilities are presented in the table below. Certain deferred tax balances as of December 31, 2012 have been revised to reflect actual amounts included in our return; such revisions were not material.

	As of December 31,
	2013	2012
	(Amounts in thousands)
Deferred tax assets:
Accrued expenses	$34,686	$97,743
Employee benefits other than pension	23,932	10,496
Deferred revenue	67,601	69,991
Pension obligations	18,613	39,720
Tax loss carryforwards	376,427	714,175
Non U.S. operations	33,315	10,236
Unrealized gains and losses	(6,794)	8,408
Incentive consideration	(1,101)	(791)
Tax credit carryforwards	29,312	8,341
TVL Common suspended loss	24,718	24,400
Other	14,531	15,277

Total deferred tax assets	615,240	997,996

Deferred tax liabilities:
Depreciation and amortization	(7,844)	(4,901)
Software developed for internal use	(190,362)	(149,242)
Intangible assets	(89,895)	(119,585)
Write off of Intercompany Debt	—	(410,289)
Currency translation adjustment	(8,085)	(9,243)

Total deferred tax liabilities	(296,186)	(693,260)
Valuation allowance	(253,082)	(282,091)

Net deferred tax asset	$65,972	$22,645

We pay United States (“U.S.”) income taxes on the earnings of non-U.S. subsidiaries unless the subsidiaries’ earnings are considered permanently reinvested outside the United States. To the extent that the non-U.S. earnings previously treated as permanently reinvested are repatriated, the related U.S. tax liability may be reduced by any non-U.S. income taxes paid on these earnings. As of December 31, 2013, no provision has been made for the United States federal and state income taxes on certain outside basis differences, which primarily relate to accumulated un-repatriated foreign earnings of approximately $157 million. It is not practical to estimate the unrecognized deferred tax liability for these earnings, as this liability is dependent upon future tax planning strategies.

As of December 31, 2013, we had U.S. federal net operating loss carryforwards (“NOLs”) of approximately $632 million, which will expire between 2021 and 2032 and research tax credit carryforwards of approximately $15 million, which will expire between 2019 and 2032. Additionally, we have a $20 million Alternative Minimum Tax (“AMT”) credit carry forward that does not expire. Approximately $17 million of NOLs and $1 million of research tax credit carryforwards are subject to an annual limitation on their ability to be utilized under Section 382 of the Code. We fully expect that Section 382 will not limit our ability to fully realize the benefit. We had $167 million of deferred tax assets for NOL carryforwards related to certain non-U.S. taxing jurisdictions that are primarily from countries with indefinite carryforward periods.

We regularly review our deferred tax assets for recoverability and a valuation allowance is provided when it is more likely than not that some portion or all of a deferred tax asset will not be realized. The ultimate realization of deferred tax assets is dependent upon future taxable income during the periods in which those temporary differences become deductible. In assessing the need for a valuation allowance for our deferred tax assets, we considered all available positive and negative evidence, including our ability to carry back operating losses to prior periods, the reversal of deferred tax liabilities, tax planning strategies and projected future taxable income. In assessing the need for a valuation allowance against our U.S. deferred tax assets, we also gave specific consideration to goodwill and intangible impairment charges recorded in the last three years (see Note 7, Goodwill and Intangible Assets) and the charges for the settlement of the litigation with AMR (see Note 20, Commitments and Contingencies). Considering these factors, we established a valuation allowance of approximately $86 million against our U.S. deferred tax assets as of December 31, 2013. In addition, we have an allowance on the U.S. deferred tax assets of TVL Common, Inc. that was merged into our capital structure on December 31, 2012 of $5 million at December 31, 2013 on the non-U.S. deferred tax assets of our lastminute.com subsidiaries of $163 million and $177 million as of December 31, 2013 and 2012, respectively. We reassess these assumptions regularly which could cause an increase or decrease to the valuation allowance resulting in an increase or decrease in the effective tax rate, and could materially impact our results of operations.

It is our policy to recognize penalties and interest accrued related to income taxes as a component of the provision (benefit) for income taxes. During the years ended December 31, 2013 and 2011, we recognized an expense of $1 million and a benefit of $1 million, respectively. During the year ended December 31, 2012, amounts recognized for penalties and interest were not material to our results of operations. As of December 31, 2013 and 2012, we had cumulative accrued interest and penalties of approximately $5 million and $1 million, respectively.

A reconciliation of the beginning and ending amount of unrecognized tax benefits, excluding interest and penalties, is as follows:

	Year Ended December 31,
	2013	2012	2011
	(Amounts in thousands)
Balance at beginning of year	$54,016	$39,080	$38,072
Additions for tax positions taken in the current year	10,874	16,367	3,016
Additions for tax positions of prior years	5,572	3,584	1,050
Reductions for tax positions of prior years	(196)	(3,113)	(1,691)
Reductions for tax positions of expired statute of limitations	(3,573)	(1,902)	(1,367)
Settlements	(5,452)	—	—

Balance at end of year	$61,241	$54,016	$39,080

As of December 31, 2013, 2012 and 2011, the amount of unrecognized tax benefits that, if recognized, would impact the effective tax rate was $58 million, $54 million and $39 million, respectively.

We are subject to U.S. federal income tax as well as income tax of multiple state, local, and non-U.S. jurisdictions. In the normal course of business, we are subject to examination by taxing authorities throughout the world. In February of 2014, the Internal Revenue Service notified us that they would soon begin examination of our federal income tax returns for the 2011 and 2012 tax years. We do not expect that the results of this examination will have a material effect on our financial condition or results of operations. The U.S. federal statute of limitations is closed for years prior to 2007. With few exceptions, we are no longer subject to state, local, or non-U.S. tax examinations by tax authorities for years prior to 2008.

The Company believes that it is reasonably possible that $9 million in unrecognized tax benefits may be resolved in the next twelve months.